AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

SUPPLEMENT DATED JULY 1, 2006, TO THE

PROSPECTUS DATED MARCH 1, 2006

This Supplement updates the above-referenced Prospectus, as supplemented, of the AXA Enterprise Multimanager Funds Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust’s distributor, Enterprise Fund Distributors, Inc., at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with updated information regarding redemption fees imposed in connection with certain types of accounts.

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Effective July 1, 2006, the information provided below replaces in their entirety the bullet points contained in the section in the Prospectus entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders” under “FUND SERVICES – Restrictions on Buying, Selling and Exchanging Shares”:

Purchase and Redemption Restrictions on Market-Timers and Active Traders

1.	Shares purchased by the reinvestment of dividends or capital gain distributions:

2.	Shares redeemed or exchanged by the AXA Enterprise Allocation Funds or the portfolios of the Texas 529 qualified tuition savings plan;

3.	Shares redeemed or exchanged through rebalancing, or asset reallocation, wrap fee, omnibus or other program approved by AXA Equitable; and

4.	Shares redeemed by an AXA Enterprise Fund to cover various fees (e.g., account fees).

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